SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2011

  METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-25141	76-0579161
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

9600 Bellaire Boulevard, Suite 252
Houston, Texas		77036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On July 21, 2011, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its financial results for the second quarter ending June 30, 2011.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(c)
Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit
Number        Description of Exhibit

99.1       Press Release issued by MetroCorp Bancshares, Inc. dated July 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.

Dated: July 21, 2011	By:	/s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit 99.1 Press Release issued by MetroCorp Bancshares, Inc. dated July 21, 2011.